Annual Meeting

April 26, 2006

Welcome To

Forward

-

Looking Statements

This presentation contains estimates and other forward

-

looking statements

within the meaning of the Private Securities Litigation Reform Act of 1995.

SOMH cautions that the assumptions forming the basis for forward

-

looking

statem

ents include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of depositors, borrowers and other customers. Other factors that could cause actual results, in

cluding earnings and growth in market share, to

differ materially from the Company’s expectations include, but are not limited to, general economic conditions, economic conditions in our New Jersey trade area, the future level and direction of interest rat

es, the strength of the home

mortgage market, changes in governmental economic and tax policies, changes in bank regulation and other uncertainties. Somerset Hills Bancorp does not, by including this statement, assume any obligation to review or revise any particular forward

-

looking statement referenced herein in light of future

events

.

.

13%
Increase
Over
2002

7%
Increase
Over
2003

Total Assets

26%
Increase
Over
2001

35%
Increase
Over
2004

Total Assets

14%
Increase
Over
2003

13%
Increase
Over
2004

28%
Increase
Over
2002

25%
Increase
Over
2005

Statement of Operations

Year

Net Income/Loss

Change From Prior Year

2001

$  (560)

2002

$   179

+ 132%

2003

$1,173

+ 555%

2004

$1,359

+   16%

2005

$2,115

+   56%

Income Trend

2001

2002

2003

2004

2005

2006

1

st

Qtr.

$ (232)

$ 17

$ 110

$ 222

$ 262

$

475

2

nd

Qtr.

(181)

130

272

313

345

3

rd

Qtr.

(81)

4

454

410

457

4

th

Qtr.

(66)

28

338

414

1,051

*

*reflects a one time $449,000 reversal of the valuation allowance for taxes

Loan Growth - Total Balances

31%
Increase
Over
2002

10%
Increase
Over
2003

21%
Increase
Over
2004

33%
Increase
Over
2001

31%
Increase
Over
2005

Loan Mix Composition Total Balances

March 31, 2006

Consumer Loan Portfolio –
Loan Composition

Net Interest Margin

4.31%

12/31/2005

3.78%

12/31/2004

3.40%

12/31/2003

3.52%

12/31/2002

2.98%

12/31/2001

Net Interest Margin - continued

4.24%

3/31/2006

4.21%

3/31/2005

3.44%

3/31/2004

3.31%

3/31/2003

3.36%

3/31/2002

2.99%

3/31/2001

Deposit Growth

Total Deposits

Core Deposits

16%
Increase

38%
Increase

22%
Increase

26%
Increase

31%
Increase

25%
Increase

35%
Increase

30%
Increase

74%
Increase

15%
Increase

Deposit Mix - Total Balances

90%

20,731

141,846

45,667

12/31/2005

85%

23,748

94,066

37,061

12/31/2004

79%

30,545

86,111

28,995

12/31/2003

66%

42,538

67,520

15,386

12/31/2002

65%

$35,783

$53,898

$13,272

12/31/2001

Core Deposits as a
% of Total Deposits

Time
Deposits

NOW/Money
Market/Savings

Demand

Number of Accounts

Paramount Checking

Total Balances

Number of Accounts

51%
Increase

22%
Increase

48%
Increase

19%
Increase

16%
Increase

15%
Increase

224%
Increase

293%
Increase

3%
Increase

11%
Increase

Paramount Checking -continued

Average Balance Per Account

Escrow Ease

Total Balances

Escrow Ease - continued

Number of Client Accounts

Transaction Activity

Teller Transactions

Per Month

ACH Transactions

Per Month

19%
Increase

27%
Increase

55%
Increase

58%
Increase

8%
Increase

34%
Increase

41%
Increase

88%
Increase

5%
Increase

33%
Increase

Asset Quality and Reserves

From the outset, we have implemented a
strong credit culture through the application
of sound banking principles.

As of December 31, 2005 Somerset Hills
Bancorp had no non-performing loans.

Loan loss reserves as of the same date
totaled $2.0 million.

Loan Loss Reserve 1.21% of total loans.

Capital Ratios

Actual

Well Capitalized

December 31, 2005

Amount

Ratio

Amount

Ratio

Total Capital (to risk

-

weighted assets)

$26,450

12.73%

$20,772

>

10.00%

Tier I Capital (to risk

-

weighted assets)

24,421

11.76

12,463

>

  6.00

Tier I Capital (to average asse

ts)

24,421

10.40

11,739

>

  5.00

December 31, 2004

Total Capital (to risk

-

weighted assets)

$23,557

13.77%

$17,106

>

10.00%

Tier I Capital (to risk

-

weighted assets)

21,923

12.82

10,263

>

  6.00

Tier I Capital (to average assets)

21,923

11.8

3

9,268

>

  5.00

December 31, 2003

Total Capital (to risk

-

weighted assets)

$21,893

15.83%

$13,833

>

10.00%

Tier I Capital (to risk

-

weighted assets)

20,476

14.80

8,300

>

  6.00

Tier I Capital (to average assets)

20,476

11.82

8,600

>

  5.00

Sullivan Financial Services, Inc.

a subsidiary of Somerset Hills Bank

Headquarters

100 Executive Drive, Suite 140

West Orange, NJ 07052

Phone:

973-325-5000

Fax:

973-325-6791

Sullivan Financial Services, Inc.
Products and Services

Conventional Mortgage Loans

Fixed and Adjustable Rate Loans

FHA/VA Loans

Jumbo Mortgages

1st Time Buyer Programs

No Doc Loans

No Cost Refinances

Sullivan Financial Services, Inc.
Loan Volume

2001

2002

2003

2004

2005

Originations

$304,179

$404,513

$530,913

$330,491

$379,114

Originations

1530

1701

2159

1297

1362

Closings

$220,261

$320,978

$505,384

$270,803

$311,273

Closings

1153

1384

2098

1091

1132

Sullivan Financial Services, Inc.
 Loan Volume - Continued

1

st

Quarter

2002

1

st

Quarter

2003

1

st

Quarter

2004

1

st

Quarter

2005

1

st

Quarter

200

6

Originations

$81,482

$140,159

$93,843

$87,750

$76,094

Originations

371

572

396

309

295

Closings

$59,185

$95,953

$52,379

$55,623

$65,725

Closings

270

393

214

2

04

247

Average Loan Amount

2001

$194,000

2002

$232,000

2003

$240,888

2004

$248,216

2005

$274,976

1

st

Quarter 2006

$387,551

Sullivan Financial Services, Inc.
 Loan Volume - Continued

Somerset Hills Wealth Management, LLC

a subsidiary of Somerset Hills Bank

Somerset Hills Wealth Management, LLC

For the Individual:

Financial Planning

Investment Management

Estate Review

Life, Health & Long Term Care
Insurance

Property and Casualty Insurance

Somerset Hills Wealth Management, LLC

For the Business Owner:

Business Succession Planning

Buy-Sell & Key Person
Agreements

Retirement Plans & Group
Insurance

Property and Casualty Insurance

Somerset Hills Title Company, LLC

PROVIDING TITLE SERVICE IN CONNECTION WITH THE
CLOSING OF REAL ESTATE TRANSACTIONS

2004

2005

1

st

Qtr 2006

Total Transactions

30

62

12

Amount of Closed Transactions

(approximate)

$30 Million

$57

 Million

$6

 Million

Net Income to Bank

$20,000

$

64,000

$

10,000

Look to the Future
 Building the Franchise

New Branch Opportunities

Acquisition Opportunities

Staffing Opportunities

Where We Are

5% Stock Dividend !!!

$0.03 per quarter
Cash Dividend !!!
50% Increase!!!

Stock Price

Stock

-

SOMH

Warrants SOMHW

12/31/2002

$6.84

$1.21

  3/31/2003

6.49

1.16

        Declared 5% Stock Dividend

  6/30/2003

7.97

1.90

  9/30/2003

8.35

2.20

12/31/2003

10.78

3.20

  3/31/2004

11.71

4.05

        Declared 5% Stock Dividend

6/30/2004

11.51

4.44

9/30/2004

11.36

4.50

12/31/2004

12.20

5.00

* Prices Adjusted to reflect 5% Stock Dividend of June 30, 2003 and June 2, 2004 and June 30, 2005

Stock Price (continued)

Stock -

 SOMH

Warrants SOMHW

3/31/2005

$10.90

$3.92

        Declared 5% Stock Dividend and $0.02 Cash Dividend

6/30/2005

11.60

3.25

9/30/2005

11.34

3.55

        Declared

$0.02 Cash Dividend

12/31/2005

12.66

5.00

        Declared $0.02 Cash Divi

dend

3/31/2006

14.45

7.49

4/20/2006

14.30

6.78

        Decl

ared 5% Stock Dividend and $0.03

Cash Dividend

* Prices Adjusted to reflect 5% Stock Dividend of June 30, 2003 and June 2, 2004 and June 30, 2005